MOVING INFRASTRUCTURE FORWARD  |  MARCH 2025 INVESTOR PRESENTATION Exhibit 99.1

2 I    MOVING INFRASTRUCTURE FORWARD   I    2025 FORWARD LOOKING STATEMENTS Some statements in this release, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward‐ looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” “goal,” and similar expressions to identify these forward‐looking statements. Forward‐looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward‐looking statement contained herein, except as required by federal securities laws. Forward‐looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the failure to successfully complete or integrate acquisitions, including Ameron and Stavola, or divest any business, or failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the impact of Arcosa's level of indebtedness; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; assumptions regarding achievements of the expected benefits from the Inflation Reduction Act; the delivery or satisfaction of any backlog or firm orders; the impact of pandemics on Arcosa’s business; the impact of tariffs; and Arcosa’s ability to execute its long‐term strategy, and such forward‐looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward‐Looking Statements” section of “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa's Form 10‐K for the year ended December 31, 2024 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10‐Q and Current Reports on Form 8‐K. NON‐GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Reconciliations of non‐ GAAP financial measures to the closest GAAP measure are provided in the Appendix.

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 3 I    MOVING INFRASTRUCTURE FORWARD   I    2025

01 03 04 OVERVIEW FINANCIAL  HIGHLIGHTS 02 OUTLOOK TABLE OF CONTENTS 4 I    MOVING INFRASTRUCTURE FORWARD   I    2025 STRATEGIC  TRANSFORMATION

OVERVIEW 01

ARCOSA’S VALUE PROPOSITION FOCUSED on margin expansion  and cash flow  generation EXPERIENCED management team  with history of  managing through  economic cycles LEADING businesses serving  critical  infrastructure  markets TRACK RECORD  of executing on  strategic priorities DISCIPLINED CAPITAL  allocation process to  grow in attractive  markets and improve  returns on capital 6 I    MOVING INFRASTRUCTURE FORWARD   I    2025

ARCOSA AT A GLANCE As of and for the year ended 12/31/2024. See Adjusted Net Income and Adjusted EBITDA  reconciliations in Appendix Arcosa completed the divestiture of its Steel Components business on August 16, 2024. Financial  results for the business are included in continuing operations to date of sale. Adjusted Net Income Adjusted EBITDA Infrastructure‐related  Segments Employees Years of Operating  History OUR THREE BUSINESS SEGMENTS Revenues$2.6B $148M $447M ~6,250 85+ 3 7 I    MOVING INFRASTRUCTURE FORWARD   I    2025

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS

$1,105M
REVENUES

$282M 26%
ADJ. SEGMENT EBITDA & MARGIN


NATURAL & RECYCLED AGGREGATES


SPECIALTY MATERIALS


CONSTRUCTION SITE SUPPORT

ENGINEERED STRUCTURES

$1,047M
REVENUES

$159M 15%
ADJ. SEGMENT EBITDA & MARGIN


UTILITY STRUCTURES


WIND TOWERS


TRAFFIC & TELECOM & LIGHTING STRUCTURES

TRANSPORTATION PRODUCTS[1]

$418M
REVENUES

$64M 15%
ADJ. SEGMENT EBITDA & MARGIN


BARGES


MARINE COMPONENTS


STEEL COMPONENTS[1]

[1] Arcosa completed the divestiture of its Steel Components business on August 16, 2024. Financial results for the business are included in continuing operations to date of sale.

Revenues and Adjusted Segment EBITDA and margin for the year ended 12/31/2024. See Adjusted Segment EBITDA reconciliation in Appendix.

8 I MOVING INFRASTRUCTURE FORWARD I 2025

STRATEGIC  TRANSFORMATION   02

10 I    MOVING INFRASTRUCTURE FORWARD   I    2025 ARCOSA’S LONG‐TERM VISION Reduce the complexity  and cyclicality of the  overall business Integrate Environmental, Social,  and Governance (ESG)  initiatives into our  long‐term strategy Improve long‐term  returns on invested  capital Grow in attractive  markets where we can  achieve sustainable  competitive advantages Maintain a healthy  balance sheet through  prudent deleveraging

STRATEGIC TRANSFORMATION

We have made significant progress advancing our long-term vision

% Adjusted EBITDA, excluding corporate costs

2018



Transportation Products 29%
Construction Products 33%
Engineered Structures 38%

$219M

Acquisitions

Construction Products

STAVOLA
STONEPOINT MATERIALS
CHERRY
STRATA MATERIALS
SOUTHWEST ROCK PRODUCTS
RAMCO
ACG MATERIALS

Engineered Structures

AMERON POLE PRODUCTS

Divestitures

ARCOSA TANK
ARCOSA STEEL COMPONENTS

2024 PF[1]



Transportation Products 10%
Engineered Structures 28%
Construction Products 62%

$573M

[1]Pro Forma as of 12/31/2024 for the acquisitions of Stavola and Ameron and the divestiture of Steel Components as if the transactions had occurred on 1/1/2024. See Adjusted Segment EBITDA reconciliations in the Appendix

11 I MOVING INFRASTRUCTURE FORWARD I 2025

ONGOING INVESTMENT IN OUR CONSTRUCTION PRODUCTS PLATFORM

~$2.7 billion of investment in Construction Products acquisitions as we seek to expand our growth platforms

	ACG MATERIALS	CHERRY	STRATA MATERIALS	STONEPOINT MATERIALS	SOUTHWEST ROCK PRODUCTS	RAMCO	STAVOLA
KEY ACQUISITIONS	**Q4 2018**	**Q1 2020**	**Q3 2020**	**Q2 2021**	**Q3 2021**	**Q2 2022**	**Q4 2024**
PRODUCT LINE	Specialty Materials Natural Aggregates	Recycled Aggregates Natural Aggregates	Recycled Aggregates Natural Aggregates	Natural Aggregates	Natural Aggregates	Recycled Aggregates	Natural Aggregates Recycled Aggregates FOB Asphalt
STRATEGIC FIT	■ Added complementary scaled platform ■ Diversified customer based and end-markets	■ Expanded presence in Houston ■ Entry into recycled aggregates	■ Expanded presence in DFW ■ Increased exposure to recycled aggregates	■ Entry into attractive new geographies (TN, KY, and PA) ■ Expanded presence in TX and along the Gulf	■ Scaled entry into Phoenix	■ Entry into Southern California market	■ Expand exposure to northeast region ■ Adding scaled and vertically aggregates and asphalt operations
LOCATION COUNT	**24** active mines **5** production facilites	**12** locations	**5** crushing locations **1** active mines	**14** active mines	**6** active mines	**4** crushing locations	**5** active mines **3** recycled aggregates facilities **12** asphalt plants
PURCHASE PRICE	**$315M**	**$298M**	**$87M**	**$375M**	**$150M**	**$75M**	**$1,200M**
PURCHASE MULTIPLE	**9.8X**	**8.1X**	**8.5X**	**12.9X**[(1)]	**10.7X**	**7.8X**	**10.7X**[(1)]

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, permits, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for future organic and bolt-on opportunities

[(1)] Multiple shown net of estimated tax benefits

12 I MOVING INFRASTRUCTURE FORWARD I 2025

Enhances Arcosa’s overall profitability and financial profile Extends footprint into the nation’s largest MSA with a scaled and vertically integrated aggregates and FOB asphalt operation 2024 ‐ COMPLETED THE ACQUISITION OF STAVOLA (OCTOBER 1) AND SALE OF STEEL COMPONENTS (AUGUST 16) 13 I    MOVING INFRASTRUCTURE FORWARD   I    2025 1 Represents attractive valuation for a scaled aggregates‐led business with premium financial attributes2 Increases Arcosa’s exposure to higher margin Construction Products Adjusted EBITDA3 Reduces the complexity and cyclicality of the portfolio 4 5 STEEL COMPONENTS Portfolio resilience supports our ability to maintain a healthy balance sheet through prudent deleveraging6

$1.2B ACQUISTION OF STAVOLA, A LEADING PROVIDER OF CONSTRUCTION MATERIALS OPERATING IN THE NORTHEAST BY THE NUMBERS COMPANY HIGHLIGHTS Operates third largest quarry in production in the region, allowing it to  serve both external customers and internal asphalt demand Founded in 1948 with over 75 years of industry experience Footprint well located to service ~85% of NJ’s population with opportunities to grow across the broader MSA Strong positions in its core NJ – NY area market, the largest MSA in the  U.S. Aggregates Asphalt Other ADJUSTED EBITDA 14 I    MOVING INFRASTRUCTURE FORWARD   I    2025 Business Breakdown 31% 59% 10% $283M ~$100M LTM Adj. EBITDA ~35% Adj. EBITDA Margin ~5.7M Tons of Annual  Aggregates Sales ~2.6M Tons of Annual  Asphalt Sales 5 Hard Rock Quarries 12 Asphalt Plants 3 Recycled Aggregates  Facilities  ~350M Tons of Estimated Aggregates Reserves Note: Amounts for Stavola are LTM 6/30/24;  Other revenue generated primarily from mill and fill paving operation and other services, including earthwork, excavating and utility installation 56% 44% $100M REVENUE

15 I    MOVING INFRASTRUCTURE FORWARD   I    2025 STAVOLA EXPANDS AND DIVERSIFIES CONSTRUCTION PRODUCTS’ GEOGRAPHIC FOOTPRINT Our Aggregates Business Now Serves 13 of the 50 Largest MSAs Natural Aggregates Recycled Aggregates Asphalt Stavola Locations Incremental Presence from Stavola Construction Products Segment Existing Natural & Recycled Aggregates  presence * * * * * Multiple locations

STAVOLA EXTENDS ARCOSA’S FOOTPRINT INTO THE NATION’S LARGEST MSA 16 I    MOVING INFRASTRUCTURE FORWARD   I    2025 Infrastructure 75–85% Residential 10–20% Non‐residential 5–15% Aggregates Demand Asphalt Demand Infrastructure 80–90% Residential 5–10% Non‐residential 5–10% Stavola’s Core Markets Are Over‐Indexed to Infrastructure Demand 29M Tons ~80 – 90% of asphalt demand in Stavola’s core market is from  maintenance projects, providing stability and low volatility 9M Tons Source: Third party research, USGS

EXPANDS CONSTRUCTION PRODUCTS WITH HIGH VALUE-ADDED AGGREGATES AND A VERTICALLY INTEGRATED AND COMPLEMENTARY ASPHALT OPERATION

Acquisition of Stavola enhances scale and margin profile of our Construction Products portfolio


ARCOSA
Construction Products[1]
ARCOSA
Construction Products Pro Forma[2]
LTM REVENUE
$M's
1,027
+$283
1,310
LTM ADJUSTED EBITDA
$M's
255
+$100
355
LTM ADJ. EBITDA MARGIN
24.8%
+230bps
27.1%


Pro Forma[3] Portfolio Mix
% Revenue
100%
10%
Other[2]
14%
Asphalt
19%
Specialty Materials
57%
Aggregates
Aggregates & Aggregates-Based 76%

See Adjusted Segment EBITDA and Stavola Adjusted EBITDA reconciliation tables in the Appendix
[1]Reflects FY 2024 results for Arcosa, excluding the fourth quarter impact of Stavola (closed on October 1)
[2]Includes LTM 6/30/24 results for Stavola
[3] Includes Arcosa's Construction Site Support business and Stavola's Contracting business

17 I MOVING INFRASTRUCTURE FORWARD I 2025

APRIL 2024 – COMPLETED ACQUISITION OF AMERON POLE PRODUCTS FOR $180 MILLION

Advances our strategy to effectively deploy capital into Arcosa's growth businesses by expanding our product offerings in Engineered Structures

BUSINESS PROFILE

Ameron is a leading supplier of highly engineered, premium concrete and steel poles for a broad range of infrastructure applications

4
MANUFACTURING SITES

~$94M
REVENUE

~$20M
ADJUSTED EBITDA

~250
EMPLOYEES



REVENUE BY PRODUCT LINE
Lighting Poles
Traffic Signals
Telecom Poles
Utility Distribution
Other

STRATEGIC RATIONALE

- Provides entry into the complementary steel and concrete lighting pole market
- Expands product offerings in traffic and telecom structures businesses
- Margin accretive to both Engineered Structures segment and Arcosa overall
- Similar to our utility structures business, long-term growth driven by increased infrastructure spending, replacement demand, energy transition, and population growth
- Provides geographic presence on the west coast
- Transaction accelerates our growth at an attractive 9X multiple

Ameron Revenue and Adjusted EBITDA for the Year Ended 12/31/2023; see Ameron Adjusted EBITDA reconciliation in Appendix.

18 I MOVING INFRASTRUCTURE FORWARD I 2025

OTHER STRATEGIC PORTFOLIO ACTIONS IN 2024 19 I    MOVING INFRASTRUCTURE FORWARD   I    2025  Completed the sale of our Steel Components business to Stellex Capital Management on August 16  Steel Components operates under the brands McConway & Torley, Standard Forged Products, and McKees Rocks Forgings  Reported within our Transportation Products segment, margin for this business was dilutive to the segment and Arcosa  overall  We also completed the sale of other non‐core assets to improve margin ‐ Sold a non‐operating facility within Engineered Structures ‐ Divested a single‐location subscale asphalt and paving business that was operating at a modest loss ‐ Exited a small underperforming natural aggregates operation in west Texas serving the Permian Basin and redeployed  the equipment  Cash proceeds from these divestitures were used for debt reduction

OUTLOOK 03

We expect double‐digit revenue and Adjusted EBITDA growth in 2025, split ~ 60/40 between inorganic and organic  contributions  See Adjusted EBITDA reconciliation in Appendix. 2025 GUIDANCE 439 8 FY‐24 2025 Guidance 447 545 ‐ 595 +30% +28% Adjusted EBITDA ($M) 21 I    MOVING INFRASTRUCTURE FORWARD   I    2025 Margin, excl.  Steel Components 17.7% 2,482 88 FY‐24 2025 Guidance 2,570 2,800 – 3,000 +17% +13% Revenues ($M) Steel Components 19.7% Steel Components

MARKET OUTLOOK CONSTRUCTION PRODUCTS ENGINEERED STRUCTURES TRANSPORTATION PRODUCTS 22 I    MOVING INFRASTRUCTURE FORWARD   I    2025 • Infrastructure spending up due to  expected increase in federal funding  from IIJA and healthy state DOT  budgets • $350B of IIJA funds for highways and  bridges through 2026 –~20% has  been spent(1) • Potential recovery in single family  construction in second half of 2025 • Strong pricing gains in 2024 support  continued price momentum for  2025 • Stavola will contribute to revenue  growth and margin expansion • Strong backlog visibility for utility and  traffic structures, driven by grid‐ hardening and road infrastructure  investments • Future demand catalysts from the  electrification of vehicles and  connecting renewable energy to the  grid • Wireless 5G telecom expected to  drive solid long‐term demand for  telecom • Demand for street lighting driven by  the need to replace existing  infrastructure, LED upgrades, and new  residential construction • Solid wind towers backlog for 2025  with potential for new orders for 2026  delivery and beyond • Aging fleet and underinvestment in  replacement support positive  outlook for new barge construction • ~40% of the hopper fleet and ~30%  of tank fleet are more than 20 years  old(2) • Good backlog visibility as tank barge  capacity is fully booked and hopper  barge orders extend in 3Q25 (1) Wallstreet research; (2) The Waterways Journal: Mississippi River System Barge Fleet Survey 2022

CONSTRUCTION PRODUCTS MARKET OUTLOOK 23 I    MOVING INFRASTRUCTURE FORWARD   I    2025 Source: USGS – National Minerals Information Center Aggregates industry has positive fundamentals and beneficial pricing dynamics Texas is an important market for aggregatesAggregates pricing is consistently positive ■ Industry reported significant pricing strength over last few years despite declines in volume ■ Arcosa aggregates experienced low double‐digit pricing growth in 2024 ■ We expect mid‐single‐digit pricing growth in 2025 Top 15 States by Aggregate Volume ■ Texas consumed over 10% of total industry aggregates volume since 2008 ■ Construction spending outlook for Texas is favorable with 2024 fiscal year planned DOT lettings of  $13B. Ten‐Year outlook increase to $100B in 2023, up $15B ■ Volumes from the top 15 states have been around 60% of total volume for the last 20 years  ■ Arcosa is currently exposed to 9 of the top 15 states 0.0 2.5 5.0 7.5 10.0 12.5 15.0 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1971 1975 1979 1983 1987 1991 1995 1999 2003 2007 2011 2015 2019 2023 Aggregate Volume Price Per Ton ($/ton) 0% 10% 20% 30% 40% 50% 60% 70% 80% 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 Texas California Missouri Florida Ohio Pennsylvania Michigan Alabama Indiana Virginia North Carolina Georgia New York Illinois Arizona M of tons $ per ton Denotes Arcosa presence Denotes Stavola presence % of share

ENGINEERED STRUCTURES MARKET OUTLOOK 24 I    MOVING INFRASTRUCTURE FORWARD   I    2025 (1) The C Three Group (August 2024); (2) Wood Mackenzie, Q4 2024 Market Outlook  The utility transmission and wind tower business outlook remains positive with robust investment in electrical   transmission infrastructure expected over the medium term and an anticipated multi‐year wind power upcycle Long‐Term Recovery in Wind Industry Expected in 2025 and Beyond Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) North American Electric Transmission Capital Spend(1) Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) 0 20 40 60 80 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Actual Forecast 0 3 6 9 12 15 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 U.S. Onshore Wind Installations (2021‐2033) (GW)(2) Actual Forecast

Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) TRANSPORTATION PRODUCTS MARKET OUTLOOK 25 I    MOVING INFRASTRUCTURE FORWARD   I    2025 (1) The Waterways Journal: Mississippi River System Barge Fleet Survey, 2024 Positive outlook as fleet replacement needs sustain market recovery for barge business Roughly 40% of the hopper fleet and 30% of the tank fleet is more  than 20 years old Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) Fleet age is increasing due to underinvestment since 2016 17.1 17.8 2022 2023 +4% Average Age of Hopper Fleet(1) (in Years) 15.4 17.7 2022 2023 +15% Average Age of Tank Fleet (1) (in Years) 0% 5% 10% 15% 20% 25% 30% 0‐5 6‐10 11‐15 16‐20 21‐25 >25 Hopper Tank Fleet Age Distribution Based on Year Built (1) (%) Age in Years

FINANCIAL  HIGHLIGHTS 04

STRONG TRACK RECORD OF GROWTH AND MARGIN EXPANSION WHILE TRANSFORMING PORTFOLIO (1)Margin excludes the gain on land sale in 2023. See Adjusted EBITDA and Adjusted Segment EBITDA reconciliations in Appendix. 27 I    MOVING INFRASTRUCTURE FORWARD   I    2025 73 92 138 180 199 223 282 82 129 116 125 149 159 64 64 78 24 27 116 64 ‐32 ‐44 ‐48 ‐46 ‐50 62 ‐58‐55 FY 2018 2019 2020 2021 2022 2023 2024 187 241 284 283 325 368 447 22 16% ADJUSTED EBITDA ($M) Transportation Products Engineered Structures Gain on land sale Construction Products Corporate Margin 12.8% 17.4%13.9% 14.7% 13.9% 14.5% 15.1%(1)

FY 2024 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix. Steel Components business was divested on August 16, 2024 and included in continuing operations until the date of sale. REVENUES ($M) ADJUSTED EBITDA ($M) 2,154.6 2,482.1 153.3 FY‐23 87.8 FY‐24 2,307.9 2,569.9 +15% +11% Double‐digit revenue and Adjusted EBITDA growth results in margin expansion of 260 basis points, balanced between  organic and inorganic contributions 28 I    MOVING INFRASTRUCTURE FORWARD   I    2025 325.1 439.0 21.8 20.7 FY‐23 8.0 FY‐24 367.6 447.0 +35% +22% Margin, excl.  Steel Comp. &  Gain on Land Sale 15.1% 17.7% Gain on Land Sale Steel ComponentsSteel Components REPORTED ADJUSTED NET INCOME ($M) 159.2 93.7 FY‐23 FY‐24 N.M. 158.1 147.9 FY‐23 FY‐24 ‐6%

Q4 2024 CONSOLIDATED RESULTS

Robust Adjusted EBITDA growth outpaced revenue growth resulting in significant margin expansion, helped in part by the accretive impact of the Stavola acquisition that closed on October 1, 2024



REVENUES ($M)
+14%
666.2
+22%
582.2
35.7
546.5
Q4-23
Q4-24
Steel Components



NET INCOME ($M)
REPORTED
ADJUSTED(1)
N.M.
27.1
(7.7)
-32%
33.2
22.6
Q4-23
Q4-24
Q4-23
Q4-24



ADJUSTED EBITDA ($M)
+52%
128.3
+62%
84.3
5.3
79.0
Q4-23
Q4-24
Margin, excl. Steel Comp.
14.5%
19.3%
Steel Components

See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix. Steel Components business was divested on August 16, 2024 and included in continuing operations until the date of sale.

(1) The reduction in Adjusted Net Income in the fourth quarter was driven by higher depreciation, depletion, and amortization expense due to purchase accounting adjustments for recent acquisitions and a higher tax rate due to year-end true ups.

29 I MOVING INFRASTRUCTURE FORWARD I 2025

30 I    MOVING INFRASTRUCTURE FORWARD   I    2025 $M’s Ratio at year end Spun debt  free with  $200M of  cash Sale of Storage  Tanks for  $275M 6 construction bolt‐ ons totaling  ~$120M, including  expansion in  Florida DISCIPLINED ‘CASH CULTURE’ AND TRACK RECORD OF DELEVERAGING FOLLOWING PAST ACQUISITIONS Free Cash Flow Net Debt to Adj. EBITDA See Free Cash Flow and Net Debt to Adjusted EBTIDA reconciliations in Appendix. 119  359  260  167  174  261  502  (77) (73) (106) (167) (171) (35) 2018 2019 2020 (65) 2021 2022 2023 2024 Avg. $164M 84 282 187 101 69 94 331 Operating Cash Flow Net Capital Expenditures 0.5  (0.6) 0.5 2.1 1.2 1.3 3.4 2.9 2.5 2018 2019 2020 2021 2022 2023 3Q24  Pro Forma 4Q24 1Q 2026 Goal Intend to return to  long‐term target of  2‐2.5x within 18  months of Stavola  acquisition

APPENDIX

GUIDANCE SUMMARY FOR 2025 ADJUSTED  EBITDA COMMENTARY CAPITAL  EXPENDITURES OTHER • $545M to $595M range for full year 2025 • 2024 full year Adjusted EBITDA was $439M, excluding $8M from the divested steel components business • Full year 2025 capex of $145M to $165M TAX RATE • Full year 2025 depreciation, depletion, and amortization expense of $230M to $235M • Full year 2025 corporate costs of ~60M • Full year 2025 effective tax rate of ~19‐20% REVENUE • $2.8B to $3.0B range for full year 2025 • 2024 full year revenue was $2.48B, excluding $88M from the divested steel components business 32 I    MOVING INFRASTRUCTURE FORWARD   I    2025

NON‐GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive‐based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long‐term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDAMargin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive‐based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long‐term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDAMargin” is defined as Adjusted Segment EBITDA divided by Revenues. “Freight‐Adjusted Revenues” for Construction Products is defined as segment revenues less freight and delivery, which are pass‐through activities. GAAP does not define Freight‐Adjusted Revenues and they should not be considered as alternatives to earnings measures defined by GAAP, including revenues. We use Freight‐Adjusted Revenues in the review of our operating results. We also believe that this presentation is consistent with our competitors. As a widely used metric by analysts and investors, this metric assists in comparing a company's performance on a consistent basis. “Freight‐Adjusted Segment EBITDAMargin” is defined as Freight‐Adjusted Revenues divided by Adjusted Segment EBITDA. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less capital expenditures net of the proceeds from the disposition of property, plant, equipment, and other assets. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 33 I    MOVING INFRASTRUCTURE FORWARD   I    2025

Reconciliation of Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,		Full Year 2025 Guidance	
	2024	2023	2024	2023	Low	High
Net income (loss)	$ (7.7)	$ 27.1	$ 93.7	$ 159.2	$ 170.9	$ 202.4
Add:						
Interest expense, net	34.1	6.8	63.4	23.4	104.0	107.0
Provision for income taxes	18.1	9.4	36.3	36.7	40.1	50.6
Depreciation, depletion, and amortization expense[1]	60.4	40.7	195.0	159.5	230.0	235.0
EBITDA	104.9	84.0	388.4	378.8	545.0	595.0
Add (less):						
(Gain) loss on sale of businesses	(1.4)	—	2.1	(6.4)	—	—
Impact of acquisition and divestiture-related expenses[2]	26.1	0.8	46.5	2.2	—	—
Benefit from reduction in holdback obligation	—	—	—	(5.0)	—	—
Impairment charge	—	—	5.8	—	—	—
Other, net (income) expense	(1.3)	(0.5)	4.2	(2.0)	—	—
Adjusted EBITDA	$ 128.3	$ 84.3	$ 447.0	$ 367.6	$ 545.0	$ 595.0
Adjusted EBITDA Margin	19.3 %	14.5 %	17.4 %	15.9 %	19.5 %	19.8 %

	Three Months Ended December 31,		Year Ended December 31,	
	2024	2023	2024	2023
Net income (loss)	$ (7.7)	$ 27.1	$ 93.7	$ 159.2
Gain on sale of businesses, net of tax	(1.1)	5.5	1.6	1.0
Impact of acquisition and divestiture-related expenses, net of tax[2]	31.5	0.6	48.2	1.7
Benefit from reduction in holdback obligation, net of tax	—	—	—	(3.8)
Impairment charge, net of tax	(0.1)	—	4.4	—
Adjusted Net Income	$ 22.6	$ 33.2	$ 147.9	$ 158.1

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

34 I MOVING INFRASTRUCTURE FORWARD I 2025

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Twelve Months Ended December 31,						
	2024	2023	2022	2021	2020	2019	2018
Construction Products							
Operating Profit	$ 133.9	$ 138.6	$ 96.5	$ 83.2	$ 74.7	$ 52.7	$ 50.4
Add: Depreciation, depletion, and amortization expense[1]	134.7	111.7	102.7	88.7	60.1	38.0	21.9
Segment EBITDA	268.6	250.3	199.2	171.9	134.8	90.7	72.3
Add: Impact of acquisition and divestiture-related expenses[2]	12.2	—	—	7.6	2.9	1.4	0.8
Add: Impairment charge	5.8	—	—	—	0.8	—	—
Less: Gain on sale of businesses	(5.0)	—	—	—	—	—	—
Less: Benefit from reduction in holdback obligation	—	(5.0)	—	—	—	—	—
Adjusted Segment EBITDA	$ 281.6	$ 245.3	$ 199.2	$ 179.5	$ 138.5	$ 92.1	$ 73.1
Adjusted Segment EBITDA Margin	25.5 %	24.5 %	21.6 %	22.5 %	23.3 %	20.9 %	25.0 %
Engineered Structures							
Operating Profit	$ 126.4	$ 95.7	$ 307.0	$ 88.0	$ 80.2	$ 100.7	$ 28.6
Add: Depreciation and amortization expense[1]	45.4	26.6	30.5	33.1	31.5	27.9	29.7
Segment EBITDA	171.8	122.3	337.5	121.1	111.7	128.6	58.3
Add: Impact of acquisition and divestiture-related expenses[2]	1.6	—	0.6	1.0	2.8	—	—
Add: Impairment charge	—	—	—	2.9	1.3	—	23.2
Less: Gain on sale of businesses	(14.5)	(6.4)	(189.0)	—	—	—	—
Adjusted Segment EBITDA	$ 158.9	$ 115.9	$ 149.1	$ 125.0	$ 115.8	$ 128.6	$ 81.5
Adjusted Segment EBITDA Margin	15.2 %	13.3 %	14.9 %	13.4 %	13.2 %	15.4 %	10.4 %
Transportation Products							
Operating Profit	$ 30.2	$ 45.8	$ 11.5	$ 6.4	$ 54.6	$ 46.8	$ 48.4
Add: Depreciation and amortization expense[1]	12.6	16.0	15.8	17.8	18.0	16.3	15.5
Segment EBITDA	42.8	61.8	27.3	24.2	72.6	63.1	63.9
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	—	—	0.6	—
Add: Impairment charge	—	—	—	—	5.0	—	—
Add: Loss on sale of business	21.6	—	—	—	—	—	—
Adjusted Segment EBITDA	$ 64.4	$ 61.8	$ 27.3	$ 24.2	$ 77.6	$ 63.7	$ 63.9
Adjusted Segment EBITDA Margin	15.4 %	14.3 %	8.6 %	7.9 %	16.6 %	13.7 %	16.3 %
Operating Loss - Corporate	$ (92.9)	$ (62.8)	$ (66.0)	$ (70.3)	$ (57.7)	$ (47.3)	$ (32.5)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	32.7	2.2	10.4	11.5	4.6	—	—
Add: Legal settlement	—	—	—	8.7	—	—	—
Add: Corporate depreciation expense	2.3	5.2	5.1	4.7	4.9	3.6	0.5
Adjusted EBITDA	$ 447.0	$ 367.6	$ 325.1	$ 283.3	$ 283.7	$ 240.7	$ 186.5

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

35 I MOVING INFRASTRUCTURE FORWARD I 2025

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow

($'s in millions)
(unaudited)

	As of							
	December 31, 2018	December 31, 2019	December 31, 2020[1]	December 31, 2021[1]	December 31, 2022[1]	December 31, 2023	September 30, 2024 Pro Forma[1]	December 31, 2024[2]
Total debt excluding debt issuance costs	$ 185.5	$ 107.3	$ 254.5	$ 685.7	$ 555.9	$ 573.1	$ 1,848.7	**$ 1,707.1**
Cash and cash equivalents	99.4	240.4	95.8	72.9	160.4	104.8	129.1	**187.3**
Net Debt	$ 86.1	$ (133.1)	$ 158.7	$ 612.8	$ 395.5	$ 468.3	$ 1,719.6	**$ 1,519.8**
Adjusted EBITDA (trailing twelve months)[1]	$ 186.5	$ 240.7	$ 291.4	$ 298.4	$ 329.1	$ 367.6	$ 500.1	**$ 515.2**
Net Debt to Adjusted EBITDA	0.5	-0.6	0.5	2.1	1.2	1.3	3.4	**2.9**

	Year Ended December 31,						
	2018	2019	2020	2021	2022	2023	2024
Cash Provided by Operating Activities	$ 118.5	$ 358.8	$ 259.9	$ 166.5	$ 174.3	$ 261.0	**$ 502.0**
Capital expenditures	(44.8)	(85.4)	(82.1)	(85.1)	(138.0)	(203.5)	**(189.7)**
Proceeds from the disposition of property, plant, equipment, and other assets	10.2	8.9	9.6	20.0	32.2	36.6	**18.3**
Net Capital Expenditures	(34.6)	(76.5)	(72.5)	(65.1)	(105.8)	(166.9)	**(171.4)**
Free Cash Flow	$ 83.9	$ 282.3	$ 187.4	$ 101.4	$ 68.5	$ 94.1	**$ 330.6**

[1] These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed.

[2] Adjusted EBITDA includes an upward pro forma adjustment for Ameron, acquired on April 9, 2024, of $5.0 million, which reflects an amount equal to 25% of Ameron's historical Adjusted EBITDA for the twelve months ended December 31, 2023 of $19.8 million, as previously disclosed, to approximate the three-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Adjusted EBITDA includes an upward pro forma adjustment for Stavola, acquired on October 1, 2024, of $71.2 million, which was Stavola's Adjusted EBITDA for the nine months ended September 31, 2024, to reflect the nine-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Also included is a $8.0 million downward pro forma adjustment to exclude Adjusted EBITDA from the steel components business during the period, which was divested on August 16, 2024.

36 I MOVING INFRASTRUCTURE FORWARD I 2025

Reconciliation of Stavola, Ameron, and Steel Components Adjusted EBITDA

(in millions)
(unaudited)

	Twelve Months Ended June 30, 2024
Net Income	$ 71.8
Add:	
Interest expense, net	0.8
Provision for income taxes	—
Depreciation, depletion, and amortization expense	18.9
EBITDA	91.5
Non-recurring adjustments	9.0
Stavola Adjusted EBITDA	$ 100.5

	Year Ended December 31, 2023
Net Income	$ 14.9
Add:	
Interest expense, net	—
Provision for income taxes[1]	—
Depreciation, depletion, and amortization expense	4.9
EBITDA	19.8
Add:	
Inventory revaluation	(0.4)
Other non-recurring	0.4
Ameron Adjusted EBITDA	$ 19.8

	Three Months Ended December 31,		Year Ended December 31,	
	2024	2023	2024	2023
Steel components business:				
Operating Profit	$ 1.4	$ 2.9	$ (19.5)	$ 11.0
Add: Depreciation and amortization expense	—	2.4	5.9	9.7
Steel components EBITDA	1.4	5.3	(13.6)	20.7
Loss on sale of business	(1.4)	—	21.6	—
Steel components Adjusted EBITDA	$ —	$ 5.3	$ 8.0	$ 20.7

37 I MOVING INFRASTRUCTURE FORWARD I 2025

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